SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2006

LEVI STRAUSS & CO.
(Exact name of registrant as specified in its charter)

Delaware (State or Other jurisdiction of Incorporation)	002-90139 (Commission File Number)	94-0905160 (I.R.S. Employer Identification No.)
1155 BATTERY STREET
SAN FRANCISCO, CALIFORNIA 94111
(Address of principal executive offices, including zip code)
(415) 501-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.
     On October 16, 2006, we issued a press release announcing the appointment of Robert Hanson as president of our North America region and Alan Hed as president of our Asia Pacific region, effective immediately.
     A copy of the press release is attached as Exhibit 99.1 hereto.
ITEM 9.01   Financial Statements and Exhibits.
     (d) Exhibits.
99.1	Press release dated October 16, 2006 announcing appointment of presidents of Levi Strauss & Co. North America and Asia Pacific regions.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.
DATE: October 17, 2006	By:	/s/ Heidi L. Manes
		Name:	Heidi L. Manes
		Title:	Vice President, Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated October 16, 2006 announcing appointment of presidents of Levi Strauss & Co. North America and Asia Pacific regions

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